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CUSIP NO. 925311-10-2                  13G                   PAGE 12 OF 12 PAGES


                                                                       Exhibit 1


                                    AGREEMENT

         Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of stock of Versatility Inc.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

Dated:   February 12, 1999              EDISON VENTURE FUND III, L.P.

                                        By:      Edison Partners III, L.P.,
                                                 its General Partner



                                                 By:/s/ John H. Martinson
                                                    ----------------------
                                                        John H. Martinson
                                                         General Partner


                                        EDISON PARTNERS III, L.P.



                                        By:/s/ John H. Martinson
                                           ----------------------
                                               John H. Martinson
                                                General Partner


                                        /s/ John H. Martinson
                                        ----------------------
                                            John H. Martinson


                                        /s/ Richard J. Defieux
                                        ----------------------
                                            Richard J. Defieux


                                        /s/ Gustav H. Koven, III
                                        ------------------------
                                            Gustav H. Koven, III


                                        /s/ Thomas A. Smith
                                        --------------------
                                            Thomas A. Smith